UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 4, 2007
Date of report (Date of earliest event reported)
PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15019 (Commission File Number)	13-6167838 (IRS Employer Identification No.)
4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(612) 661-3883
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     PepsiAmericas, Inc. has formed a joint venture that completed the purchase of Agrima JSC, which produces, sells and distributes PepsiCo branded products and other beverages throughout Bulgaria. PepsiAmericas initially owns 20 percent of the joint venture. PepsiAmericas has entered into certain put/call arrangements with its joint venture partner that will result in PepsiAmericas owing 100 percent of the joint venture as early as 2012.
     On September 4, 2007, PepsiAmericas issued a press release regarding this investment, which appears as Exhibit 99 to this report. Such press release is incorporated by reference in response to this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.
Date: September 4, 2007	By:	/s/ Brian D. Wenger
Brian D. Wenger
Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99	Press release dated September 4, 2007.

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